ATLANTIC WHITEHALL FUNDS

Atlantic Whitehall Income Fund

(Distributor Class Shares)

Supplement dated November 14, 2003 to the Prospectus dated April 1, 2003, as supplemented on April 24, 2003, July 16, 2003, September 15, 2003 and October 24, 2003

                This Supplement updates the information in, and should be read in conjunction with, the Prospectus for the Distributor Class shares of the Atlantic Whitehall Income Fund, dated April 1, 2003.

                Effective immediately, all outstanding Distributor Class shares of the Atlantic Whitehall Income Fund (the "Fund") will be exchanged for Institutional Class shares. Following this share exchange, the Distributor Class of the Fund will be closed.